SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2006

SILVERSTAR HOLDINGS, LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	0-27494	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

Clarendon House, Church Street, Hamilton, HM CX, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-1422

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

        On November 2, 2006, Silverstar Holdings Ltd. (the “Registrant”) announced that Joe Abrams and Geoffrey Heath agreed to become the non-executive Chairman and a non-executive Director of Empire Interactive (“Empire”), respectively. Their appointments are subject to and will take effect upon the closing of the acquisition of Empire by the Registrant which is anticipated to occur in late November 2006. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits
Exhibit Number	Description
99.1	Press release of the Registrant dated November 2, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2006

SILVERSTAR HOLDINGS, LTD. By: /s/ Clive Kabatznik Name: Clive Kabatznik Title: Chief Executive Officer